UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 4

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2013 (June 2, 2013)

American Realty Capital Trust IV, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54947	32-0372241
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, NY 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 3, 2013, American Realty Capital Trust IV, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) for the purpose of announcing its entry into a definitive purchase and sale agreement to acquire a real estate portfolio of 986 properties net leased to tenants concentrated in the retail sector located in 47 states from GE Capital and certain affiliates. The Company filed an Amended Current Report on Form 8-K/A on July 15, 2013 (“Amendment No. 1”) for, among other purposes, the purposes of filing unaudited pro forma financial statements as of March 31, 2013 for the Company’s potential acquisition of the portfolio required by Item 9.01(b) of Form 8-K. Subsequent to that filing, on August 1, 2013, the Company announced that it had acquired an additional 536 of the properties from the originally announced 986 property portfolio and confirmed that it intended to acquire only 955 of the original 986 properties from GE Capital and its affiliates (the “GE Capital Portfolio”). On October 15, 2013, the Company filed an Amended Current Report on Form 8-K/A (“Amendment No. 2”) by which it provided unaudited pro forma financial information related to the probable acquisition of the remaining properties to be acquired as part of the GE Capital Portfolio as of June 30, 2013, as required by Item 9.01(b) of Form 8-K. On November 1, 2013, the Company filed an Amended Current Report on Form 8-K/A (“Amendment No. 3”) by which it provided updated historical financial information and unaudited pro forma financial information relating to the GE Capital Portfolio, as required by Item 9.01 of Form 8-K.

As of the filing of this Amendment No. 4 to the Original Form 8-K (“Amendment No. 4”), the Company completed its acquisition of 924 properties and does not expect to close on any other properties in the previously announced 955 property GE Capital Portfolio. The purpose of this Amendment No. 4 is to provide updated historical financial information regarding the GE Capital Portfolio required by Item 9.01(a) of Form 8-K as of and for the period ended September 30, 2013. Such updated historical financial information as of September 30, 2013 will demonstrate that 924 of the properties from the 955 property portfolio were acquired as of September 30, 2013. This Amendment No. 4 also redelivers unaudited pro forma financial information relating to the GE Capital Portfolio required by Item 9.01(b) of Form 8-K so it may be read with the updated historical GE Capital Portfolio financial information and does not in any way modify the Original Form 8-K, Amendment No. 1, Amendment No. 2 or Amendment No. 3, other than as described in this Explanatory Note.

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Item 9.01. Financial Statements and Exhibits.

Page
(a) Financial Statements of Businesses Acquired
The GE Capital Portfolio Historical Summary:
Statements of Revenues and Certain Expenses for the year ended December 31, 2012 and the nine months ended September 30, 2013 (unaudited)	4
Notes to Statements of Revenues and Certain Expenses	5

(b) Unaudited Pro Forma Consolidated Information
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013	8
Notes to Unaudited Pro Forma Consolidated Balance Sheet	9
Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2012 and the nine months ended September 30, 2013	10
Notes to Unaudited Pro Forma Consolidated Statements of Operations	12

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THE GE CAPITAL PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(In thousands)

	Nine Months Ended	Year Ended
	September 30, 2013	December 31, 2012
	(Unaudited)
Revenues:
Rental income	$67,668	$92,337
Direct financing lease income	672	579
Operating expense reimbursements	249	128
Other income	102	218
Total revenues	68,691	93,262

Operating expense:
Property operating	762	649

Revenues in excess of certain expenses	$67,929	$92,613

The accompanying notes are an integral part of these Statements of Revenues and Certain Expenses

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THE GE CAPITAL PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(References to amounts for the nine months ended September 30, 2013 are unaudited)

1. Background and Basis of Presentation

The accompanying Statements of Revenues and Certain Expenses include the operations and financing income of 924 properties owned by certain affiliates of GE Capital, 912 of which are subject to property leases and 12 of which are subject to direct financing leases (the "GE Capital Portfolio") for the year ended December 31, 2012 and the nine months ended September 30, 2013 (unaudited). On June 2, 2013, American Realty Capital Trust IV, Inc. (the "Company") through American Realty Capital Operating Partnership IV, L.P., the Company's consolidated operating partnership, entered into a purchase and sale agreement with certain affiliates of GE Capital for the purchase and sale of the GE Capital Portfolio. The contract purchase price of the GE Capital Portfolio is approximately $1.4 billion. The original purchase and sale agreement was for 986 properties and approximately $1.5 billion purchase price, subject to adjustments set forth in the purchase and sale agreement and exclusive of closing costs. The GE Capital Portfolio contains approximately 3.3 million rentable square feet and consists of 906 restaurants, 12 retail properties and six other revenue generating assets.

As of November 18, 2013, the Company has acquired 912 properties and 12 properties which are subject to direct financing leases, for an aggregate purchase price of $1.4 billion. The Company will not acquire any more properties under this purchase and sale agreement.

The accompanying Statements of Revenues and Certain Expenses ("Historical Summary") have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the "SEC"), which require that certain information with respect to real estate operations be included within certain SEC filings. An audited statement of revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (a) the GE Capital Portfolio has been or is being acquired from an unaffiliated party and (b) based on due diligence of the GE Capital Portfolio by the Company, management is not aware of any material factors relating to the GE Capital Portfolio that would cause this financial information not to be indicative of future operating results.

2.  Summary of Significant Accounting Policies

Revenue Recognition

Rental income includes the effect of amortizing the aggregate minimum lease payments over the terms of the leases, which amounted to an increase to rental income of $5.4 million and $3.2 million over the rental payments received in cash for the year ended December 31, 2012 and for the nine  months ended September 30, 2013, respectively. Under the terms of certain leases, certain tenants reimburse the properties' owner for certain expenses on a monthly basis. Reimbursements from the tenants are recognized as revenue in the period the applicable expenses are incurred.

As of September 30, 2013 and December 31, 2012, there were no tenants whose annualized rental income on a straight-line basis or income from direct financing leases represented greater than 10% of total annualized rental income for all tenants.

Direct financing lease income is recognized on the effective interest method to produce a level yield on funds not yet recovered. Estimated unguaranteed residual values at the date of lease inception represent management's initial estimates of fair value of the leased assets at the expiration of the lease, not to exceed original cost. Significant assumptions used in estimating residual values include estimated net cash flows over the remaining lease term and expected future real estate values.

Use of Estimates

The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates used in the preparation of the Historical Summary.

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THE GE CAPITAL PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(References to amounts for the nine months ended September 30, 2013 are unaudited)

3. Future Minimum Lease Payments

At September 30, 2013, the GE Capital Portfolio was 100% leased under non-cancelable operating leases with a remaining lease term of 10.7 years on a weighted-average basis. Future minimum lease payments are as follows (in thousands):

	Operating leases	Direct financing leases	Total
October 1, 2013 to December 31, 2013	$20,838	$306	$21,144
2014	81,994	992	82,986
2015	80,274	704	80,978
2016	79,119	666	79,785
2017	76,253	570	76,823
2018 and thereafter	678,239	1,550	679,789
Total	$1,016,717	$4,788	$1,021,505

4. Subsequent Events

The Company has evaluated subsequent events through November 18, 2013, the date on which this Historical Summary has been issued and has determined that there have not been any events that have occurred that would require adjustments to, or disclosure in, the Historical Summary.

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AMERICAN REALTY CAPITAL TRUST IV, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

The following Unaudited Pro Forma Consolidated Balance Sheet is presented as if American Realty Capital Trust IV, Inc. ("the Company") had acquired the entire GE Capital Portfolio as of September 30, 2013. This financial statement should be read in conjunction with the Unaudited Pro Forma Consolidated Statement of Operations and the Company's historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Land, buildings, fixtures and improvements, in-place lease intangibles and investments in direct financing leases include $1.4 billion, comprised of $369.8 million, $862.7 million, $131.5 million and $18.0 million, respectively, provisionally assigned to each class of asset of the GE Capital Portfolio, respectively, pending management’s final analysis of the classification of the acquired assets. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the GE Capital Portfolio as of September 30, 2013, nor does it purport to present the future financial position of the Company.

On June 27, 2013, July 31, 2013 and August 30, 2013 the Company acquired 377, 536 and eleven, respectively of the 955 properties in the GE Capital Portfolio. As of November 18, 2013, the Company believes that it will not close on the acquisition of any other properties originally included in the related purchase and sale agreement.

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AMERICAN REALTY CAPITAL TRUST IV, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

(In thousands)	American Realty Capital Trust IV, Inc. (1)
ASSETS
Real estate investments, at cost:
Land	$494,330
Buildings, fixtures and improvements	1,429,122
Acquired intangible lease assets	221,663
Total real estate investments, at cost	2,145,115
Less: accumulated depreciation and amortization	(30,941)
Total real estate investments, net	2,114,174
Cash and cash equivalents	37,745
Derivatives, at fair value	28
Investments in direct financing leases, net	17,954
Prepaid expenses and other assets	15,111
Deferred costs, net	14,311
Total assets	$2,199,323

LIABILITIES AND EQUITY
Mortgage notes payable	$2,124
Senior secured credit facility	710,000
Accounts payable and accrued expenses	11,546
Deferred rent and other liabilities	2,901
Distributions payable	9,810
Total liabilities	736,381
Common stock	711
Additional paid-in capital	1,555,612
Accumulated other comprehensive loss	28
Accumulated deficit	(121,392)
Total stockholders' equity	1,434,959
Non-controlling interests	27,983
Total equity	1,462,942
Total liabilities and equity	$2,199,323

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AMERICAN REALTY CAPITAL TRUST IV, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013:

(1)	Reflects the Company's historical unaudited consolidated Balance Sheet as of September 30, 2013, as previously filed, which includes the assets from the completed acquisition of 924 properties in the GE Capital Portfolio.

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AMERICAN REALTY CAPITAL TRUST IV, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2013

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31 2012 and the nine months ended September 30, 2013, are presented as if American Realty Capital Trust IV, Inc. (the “Company”) had acquired the GE Capital Portfolio as of the beginning of each period presented. The Company was incepted on February 14, 2012 (date of inception) and, accordingly, the Company’s historical operating results reflect the period from the date of inception to December 31, 2012. These financial statements should be read in conjunction with the Unaudited Pro Forma Consolidated Balance Sheet and the Company’s historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the period from February 14, 2012 (date of inception) to December 31, 2012 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the GE Capital Portfolio as of the beginning of the period presented, nor does it purport to present the future results of operations of the Company.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012:

(In thousands)	American Realty Capital Trust IV, Inc. (1)	GE Capital Portfolio (2)	Pro Forma Adjustments GE Capital Portfolio		Pro Forma American Realty Capital Trust IV, Inc.
Revenues:
Rental income	$378	$92,337	$1,195	(3)	$93,910
Direct financing lease income	-	579	-		579
Operating expense reimbursement	36	128	-		164
Other income	-	218	-		218
Total revenues	414	93,262	1,195		94,871

Operating expenses:
Acquisition and transaction related	2,309	-	-		2,309
Property operating	38	649	-		687
General and administrative	320	-	-		320
Depreciation and amortization	303	-	61,755 (4)		62,058

Total operating expenses	2,970	649	61,755		65,374

Operating income (loss)	(2,556)	92,613	(60,560)		29,497

Other income (expense):
Interest expense	-	-	(15,091	)(5)	(15,091)
Other income	19	-	-		19

Total other income (expenses)	19	-	(15,091)		(15,072)

Net income (loss)	$(2,537)	$92,613	$(75,651)		$14,425

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Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2013:

(In thousands)	American Realty Capital Trust IV, Inc. (1)	GE Capital Portfolio (2)	Pro Forma Adjustments GE Capital Portfolio		Pro Forma American Realty Capital Trust IV, Inc.
Revenues:
Rental income	$45,102	$49,391	$1,993	(3)	$96,486
Direct financing lease income	224	672	-		896
Operating expense reimbursement	1,727	992	-		2,719
Other income	-	102	-		102
Total revenues	47,053	51,157	1,993		100,203

Operating expenses:
Acquisition and transaction related	52,603	-	(37,217	)(6)	15,386
Merger and other transaction related	3,835	-	-		3,835
Property operating	2,107	458	-		2,565
General and administrative	2,214	-	-		2,214
Depreciation and amortization	30,620	-	32,805	(4)	63,425

Total operating expenses	91,379	458	(4,412)		87,425

Operating income (loss)	(44,326)	50,699	6,405		12,778

Other income (expense):
Interest expense	(3,240)	-	(11,319	)(5)	(14,559)
Income from investment securities	1,798	-	-		1,798
Loss on sale of investment securities	(2,246)	-	-		(2,246)
Other income	463	-	-		463
Total other expenses	(3,225)	-	(11,319)		(14,544)
Net income (loss)	(47,551)	50,699	(4,914)		(1,776)
Net loss attributable to non-controlling interests	415	-	-		415
Net income (loss) attributable to stockholders	$(47,136)	$50,699	$(4,914)		$(1,351)

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AMERICAN REALTY CAPITAL TRUST IV, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 and the nine months ended September 30, 2013:

(1)	Reflects the Company's historical operations for the period indicated as previously filed.

(2)	Reflects the operations of the GE Capital Portfolio for the year ended December 31, 2012 and the nine months ended September 30, 2013.

(3)	Represents adjustments to estimated rental income for lease terms as of the assumed acquisition date.

(4)	Represents the estimated depreciation and amortization of real estate investments and intangible lease assets had the property been acquired as of the beginning of each period presented. Depreciation is computed using the straight-line method over the estimated lives of fifteen years for land improvements, forty years for buildings and five years for fixtures. The value of in-place leases and tenant improvements are amortized to expense over the initial term of the respective leases, which ranges from less than less than one year to 28 years.

(5)	Represents estimated interest expense for the $739.1 million of borrowings on the Company's senior secured credit facility at an estimated annual rate of 1.79%.

(6)	Represents adjustment for the elimination of costs recorded for the GE Capital Portfolio as these costs are not ongoing costs of the Company and are specifically related to the transaction presented in these pro forma financial statements.

Note: Pro forma adjustments exclude one-time acquisition costs of approximately $12.5 million primarily representing legal fees and deed transfer fees for the acquisitions of the GE Capital Portfolio.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST IV, INC.

November 18, 2013	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors

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